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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 14, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         On March 16, 2005, American International Group, Inc. (AIG) delivered separate letters to each of (i) Martin J. Sullivan, President and Chief Executive Officer of AIG, (ii) Donald P. Kanak, Executive Vice Chairman and Chief Operating Officer of AIG, and (iii) Steven J. Bensinger, Executive Vice President, Chief Financial Officer, Treasurer and Comptroller of AIG, which set forth certain understandings and arrangements with respect to the employment relationship with AIG of each individual.

         Copies of the letters are attached as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated by reference herein.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On March 14, 2005, the Board of Directors of AIG adopted amendments to AIG's By-laws in order to provide for a non-executive Chairman of the Board of Directors and to reflect that AIG's President shall be the chief executive officer of AIG.

         A copy of AIG's By-laws, as so amended, is attached as Exhibit 3.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit  3.1  AIG's By-laws, as amended on March 14, 2005.

      Exhibit 10.1 Letter from American International Group, Inc. to Martin J. Sullivan, dated March 16, 2005.

      Exhibit 10.2 Letter from American International Group, Inc. to Donald P. Kanak, dated March 16, 2005.

      Exhibit 10.3 Letter from American International Group, Inc. to Steven J. Bensinger, dated March 16, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: March 17, 2005                    By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

 3.1                            AIG's By-laws, as amended on March 14, 2005.

10.1                            Letter from American International Group, Inc.
                                to Martin J. Sullivan, dated March 16, 2005.

10.2                            Letter from American International Group, Inc.
                                to Donald P. Kanak, dated March 16, 2005.

10.3                            Letter from American International Group, Inc.
                                to Steven J. Bensinger, dated March 16, 2005.